Maverick is a leading provider of products and services for the drilling, completion, and production cycles of oil and natural gas. Maverick has demonstrated a history of successful organic and strategic growth, providing a solid foundation for future international expansion and the addition of other value-added oil service products throughout the world. Investor Presentation March 2006

These slides accompany an oral presentation by Maverick Tube Corporation which, except for the historical information, contain forward- looking statements representing our expectations or beliefs about future events and financial performance. Forward-looking statements are subject to known and unknown risks, uncertainties and assumptions, including, without limitation: oil and gas drilling activity; steel price volatility; domestic and foreign competitive pressures; fluctuations in industry-wide inventory levels; the presence or absence of governmentally imposed trade restrictions; consequences of significant changes in interest rates and currency exchange rates; asserted and unasserted claims; potential internal control deficiencies; and those other risks and uncertainties described in filings by Maverick with the Securities and Exchange Commission. In light of these risks, uncertainties and assumptions, some or all of the forward-looking events to be discussed by Maverick and included in the slides might not occur. In addition, actual results could differ materially from those suggested by the forward-looking statements. Maverick undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward looking statements

Non-GAAP financial matters In this presentation, Maverick has included certain financial measures (EBITDA, EBITDA Margin and Cash Flow), which are not calculated in accordance with generally accepted accounting principles (GAAP). You should not consider these measures in isolation from or as a substitute for measures prepared in accordance with GAAP. Additionally, these financial measures may not be comparable to other similarly titled measures of other companies.

Market Capitalization1: $1.93 billion 2005 Revenue: $1.78 billion Energy products, 85% of revenue in 4Q2005: Oil Country Tubular Goods (OCTG) Line Pipe Coiled tubing, coiled line pipe, coiled subsea umbilical tubing Couplings Electrical products, 15% of revenue in 4Q2005: Steel electrical conduit 1 Source: Yahoo Finance 2/10/2006 Company overview

Strong business climate Oil consumption increases with industrialization Despite high drilling levels, natural gas production continues to decline Chart courtesy of Raymond James Source: Baker Hughes, U.S. Department of Energy

Market leader in key segments of the oil service industry Track record of successfully executing growth initiatives Earnings momentum into '06 Expect substantial cash flow in 2006 2006 initiatives expected to improve margin and earnings for 2007 Focused on achieving superior return on equity Well-positioned to capitalize on energy sector momentum Investment highlights

Market leadership Product Line Region Position Growth ERW OCTG Products U.S. & Canada 1 ERW Line Pipe Products1 U.S. & Canada 1 API Couplings U.S. & Canada 1 Coiled Tubing Products Worldwide 1 Steel Electrical Conduit U.S., Canada, South America 1 1. Outside pipe diameter of 16" or less Source: Management estimates 12/31/2005

Countries with a manufacturing facility or a sales office in addition to customers Countries with customer end use locations Global reach

Maverick Tube Conroe, TX OCTG 4 1/2"-9 5/8" OD 275,000 Tons Maverick Tube Hickman, AR OCTG, Line Pipe 1.5"-16" OD 1,000,000 Tons Precision Tube Houston, TX Coiled Tubing 1" - 5" OD 25,000 Tons MVK St. Louis, MO Headquarters Maverick Tube L.P. Counce, TN Line Pipe 4 1/2"-8 5/8" OD 100,000 Tons Republic Conduit Louisville, KY Steel Electrical Conduit ..706" - 4 1/2" OD 250,000 Tons Precision Tube Houston, TX Coiled Stainless Steel Subsea Umbilical Tubing 1/2" - 1 1/2" OD 10,000 Tons Texas Arai Houston, TX OCTG Couplings 25,000 Tons U.S. manufacturing operations Rocky Mtn Steel Mills Seamless OCTG Supplier Pueblo, CO Seamless OCTG 5 1/2"-10 3/4" OD 150,000 Tons

Precision Tube Service Center Red Deer, AB, Canada Coiled Tubing Repair Services Prudential Steel Ltd. Calgary, AB, Canada OCTG, Line Pipe 2 3/8"-12 3/4" OD 490,000 Tons Tubos del Caribe, Ltda. Cartagena, Colombia OCTG Line Pipe 2 3/8"-8 5/8" OD 200,000 Tons Colmena, Ltda. Bogota, Colombia Steel Electrical Conduit 1/2" - 6" OD 70,000 Tons Canada International manufacturing operations

Operating units - Energy Coiled steel tubing Coiled umbilicals API & premium couplings OCTG Line Pipe OCTG Line Pipe OCTG Line Pipe Products Leading worldwide producer of coiled tubing products and high pressure coiled stainless steel umbilical tubing used to drill, complete, and service oil and natural gas wells and to transport fluids. Umbilicals are used for chemical injection and hydraulic subsea wellhead control.- 2002 & 2003 Precision Tube Leading producer of API & premium couplings. - 2004 Texas Arai Leading Latin American producer of energy products. - 2005 Tubos del Caribe, Ltda. Leading Canadian producer of energy products. - 2000 Prudential Steel Ltd. Leading U.S. producer of energy products. Maverick Tube L.P. Descriptions Operating Unit

Maverick Tube L.P. Primary market driver is oil and natural gas drilling activity on land in the U.S. Primary competitors are LSS, NSS, IPS, X, V & M Star, and imports Share of welded U.S. OCTG market was about 26% in 2005, share of welded U.S. Line Pipe market was about 14% (16" and under diameter) Primary advantages are share of the market, low U.S. cost structure, international market access, and strong end user alliance relationships Premium alloy expansion project 2005 mitigates some risk from imports, expands overall margins Casing and tubing products - OCTG, to complete new wells ERW jointed line pipe - gathering and distribution

Prudential Steel, Ltd. Acquired by MVK in 2000 in a pooling of interests for about $493M Primary driver is oil and natural gas drilling on land in Western CN Primary competitors are IPS and imports Share of welded CN OCTG market was about 26% in 2005, share of CN Line Pipe market was about 20% Primary market advantage is proximity to Western CN resource basin Mill one expansion in 2005, threader expansion in 2006 expands volume, improves customer service ERW jointed line pipe - gathering and distribution Casing and tubing products - OCTG, to complete new wells

Tubos del Caribe, Ltda. Acquired by MVK in 2005 for $186M cash, assumed debt, and a sellers note, partially funded by a divestiture Primary driver is oil and natural gas drilling around the world Primary competitors are global OCTG & Line Pipe manufacturers Strategic move to provide low cost import source and access to international oil and gas activity Primary market advantage is cost structure and proximity to a world class port facility Premium alloy expansion in 2006 expands margins ERW jointed line pipe - gathering and distribution Casing and tubing products - OCTG, to complete new wells

Texas Arai Acquired by MVK in 2004 for about $20M cash Primary driver is oil and natural gas drilling around the world Market share of North American consumption is 28%, primary competitors are Wheeling, Lincoln, Amtex, imports Principal advantages are size, reputation API & premium couplings - to connect OCTG

Precision Tube Technology Coiled tubing drilling, production, & workover strings Coiled line pipe - subsea applications Coiled, stainless steel, zinc coated umbilical tubing - to control subsea wellheads Acquired by MVK in 2002 and 2003 for about $85M cash Primary driver is well workover activity, offshore activity including LNG, shallow drilling Global market share about 53%, NOV only competitor Rapid growth, 50% capacity expansion in '05-'06 Primary advantage is size range, technical advantages, cost structure vs jointed products

Operating units - Electrical Operating Unit Descriptions Products Republic Conduit Colmena Ltda. Republic Conduit is a leading producer of steel electrical conduit in North America. - 2002 Colmena is a leading Latin American producer of steel electrical conduit for sale in Latin America and importation into the U.S. - 2005 Steel electrical conduit

Republic and Colmena, Ltda. Acquired by MVK in 2002 for $122M as part of the LTV Pipe Group acquisition for cash, and as part of the Tubo del Caribe, Ltda. acquisition in 2005 Primary driver is non-residential construction Market share is about 35%, two other significant U.S. competitors, Wheatland (private) and Allied (part of Tyco) Colmena is the largest steel electrical conduit manufacturer in Colombia Primary advantages are cost structure, product appearance, distribution network Provides significant, stable cash flows not tied to energy Steel electrical conduit - used to shield electrical wiring and communication cabling in non- residential construction applications

Key competitive advantages - Energy Demonstrated understanding and ability to respond quickly to the cyclical nature of the oil and gas service industry Steel buyer vs steel maker Broad size range, geographic reach and dominant market position Synergies amongst business units Raw mat'l sourcing Manufacturing efficiencies Customers R & D Located in the largest energy tubular markets in the world Both a domestic manufacturer and importer into all our markets Alliances with companies that drill throughout the oil and gas cycles

Key competitive advantages - Electrical Dominant market position Both a domestic manufacturer and an importer Consolidating manufacturing operations into one, low cost facility Synergies amongst business units Stream of earnings and cash flow driven by general economic activity

Organic Growth Enhance productivity, cost effectiveness and product technology Expand product lines Alloy OCTG (U.S. and Colombia) Coiled tubing Threading capacity increase in Canada Strategic Growth Expand geographic coverage of existing businesses Tubos del Caribe/Colmena Expand the Company's offerings of value-added oil service products domestically and abroad Aggressive growth strategy

Financial and Equity Information

Year to date overview 3Q '04 % Inc. 3Q '03 North American Rig Count 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9

(in thousands) 12/30/2005 12/31/2004 12/31/2003 Cash & Equivalents $ 23,071 $ 34,686 $ 29,202 Revolver Balance $ 25,483 $ 54,660 $ 50,213 Other Debt Balance $ 439,606a $ 126,279 $ 127,742 Net Debt $ 442,018 $ 146,253 $ 148,753 Stockholders' Equity $ 566,855 $ 595,664 $ 384,798 Net Debt/Total Capitalization 43.8% 19.7% 27.9% Balance sheet summary Includes $250M convertible bond issued in Nov. 2005. Proceeds used to repurchase stock

Record historical growth CAGR 39% Source: Historical data, Mgmt. estimates CAGR 49%

Earnings momentum 2005 Initiatives & market growth Source: Historical data, Mgmt. forecast (a) Earnings guidance provided on 2/9/2006 $6 - $7(a)

Earnings momentum highlights 1Q05 2Q05 3Q05 4Q05 Gross Margins 0.168 0.166 0.177 0.266 2006f 2005 TuboCaribe Contribution to Earnings 0.7 0.16 Source: Historical data Source: Historical data, guidance given 2/9/2006 $.65 - $.75 /share Other notable improvements: Alloy product expansion Coiled tubing expansion Conduit consolidation

Strong cash flow 2001 2002 2003 2004 2005 2006f (a) Cash Flow (NI + D&A) 42.882 23.358 45.368 221.494 204 292 Total CAPEX 25 23 21 35 85 71 Source: Historical data (a) Based upon guidance provided on 2/9/2006

Raw material strategy Optimize buying patterns Standardization of raw material sku's ordered Minimize inventory requirements Take advantage of large buys of common steel grades Negotiate better steel purchasing terms Price Just in time delivery / consignment Improve inventory management through ROCE incentives at each of the business units

Upgraded market profile International access - more stable activity levels "Alliance" customer relationships Increased premium alloy capacity Increased coil tubing capacity Increased threading capacity in Canada Recent successful growth initiatives enhance product and business portfolio

Source: biz.yahoo.com, Average return on equity for the 3.75 year period 2002 - 3Q2005 as calculated by management Superior return on equity

Market leader in key segments of the oil service industry Track record of successfully executing growth initiatives Earnings momentum into '06 Expect substantial cash flow in 2006 2006 initiatives expected to improve margin and earnings for 2007 Focused on achieving superior return on equity Well-positioned to capitalize on energy sector momentum Investment highlights